SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): October 10, 2014

Omagine, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17264	20-2876380
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

350 Fifth Avenue, 48th Floor, New York, N.Y. 10118

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 563-4141

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;

[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 1.01. Entry into Material Definitive Agreement

As previously reported, Omagine, Inc. (the "Company") entered into a Standby Equity Distribution Agreement (the "SEDA") with YA GLOBAL MASTER SPV LTD ("YA") on April 22, 2014.

On October 10, 2014, the Company and YA entered into an agreement amending the SEDA to delete Section 10.2(c) of the SEDA (the “SEDA Amendment”). A copy of the SEDA Amendment is attached hereto as Exhibit 10.1.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the SEDA Amendment a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	The SEDA Amendment, dated October 10, 2014 by and between Omagine, Inc. and YA GLOBAL MASTER SPV LTD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2014

Omagine, Inc.
(Registrant)

By:	/s/ Frank J. Drohan
Frank J. Drohan, Chairman of the Board, President and Chief Executive Officer

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